EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER OF PUGET TECHNOLOGIES INC.

In connection with the accompanying Quarterly Report on Form 10-Q of Puget Technologies Inc. for the quarter ended April 30, 2013, the undersigned, Ronald Leyland, President of Puget Technologies Inc., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Quarterly Report on Form 10-Q for the quarter ended April 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Quarterly Report on Form 10-Q for the quarter ended April 30, 2013 fairly presents, in all material respects, the financial condition and results of operations of Puget Technologies Inc.

Date: June 21, 2013	/s/ Ronald Leyland
Ronald Leyland
President (principal executive officer, principal accounting officer, and principal executive officer)